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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): November 25, 1996

                        [KEYCORP LOGO APPEARS HERE]
                                 KEYCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

     Ohio                     0-850                  63-0593897
-----------------        ---------------        -------------------
(State or other          Commission File        (I.R.S. Employer
jurisdiction of               Number            Identification No.)
incorporation or
organization)


  127 Public Square, Cleveland, Ohio             44114-1306
----------------------------------------         ----------
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:  (216) 689-6300


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ITEM 5.   OTHER EVENTS
          ------------
          KeyCorp announced on November 25, 1996 the following strategic actions it has undertaken or will undertake in the next year to complete its transformation to a nationwide, bank-based financial services company:

          * Formation of a single nationwide bank from Key's current network of 12 banks in 14 states and four regions of the United States. The new bank's business lines will emphasize community and corporate banking products and services, and will complement the delivery on a nationwide basis of consumer finance products through KeyBank USA, which will remain as a separate company.

          * Consolidation of nearly 140 of its branch offices, known as KeyCenters, into other KeyCenters.

          * Reduction of approximately 2,700 positions, or 10 percent of its employment base.

          As a consequence of these actions, KeyCorp plans to take a fourth quarter 1996 restructuring charge of $100 million. The major components of the planned fourth quarter charge are expected to be as follows:

                 Branch Consolidation                     $ 20 million

                 Separation Assistance                      52 million

                 Technology Write-offs                      28 million
                                                          ------------
                 TOTAL                                    $100 million

          The technology write-offs reflect KeyCorp's accelerated plans for organizing as a single nationwide bank, versus the current 12-bank, four region banking group. Several minor systems are utilized exclusively to support a multi-bank organization and would no longer be required.

          KeyCorp also announced: (a) its intention to sell slightly more than 140 KeyCenters in primarily rural areas and (b) that its Board of Directors authorized a new share buyback program, effective immediately, whereby up to 12 million shares may be repurchased by the end of 1997.

                  PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                       FORWARD LOOKING STATEMENTS DISCLOSURE

          This Form 8-K contains forward looking statements. Actual results could differ materially from such statements for a variety of factors including: (1) delays in obtaining, or inability to obtain, necessary regulatory approvals in connection with merging of banks or consolidation or sale of branches or otherwise, (2) inability to enter into or delay in entering into satisfactory sales transactions in connection with contemplated branch divestitures, (3) significant customer losses in connection with branch consolidations, (4) adverse revenue impact from employee reduction or consolidation of branches,
          (5) unanticipated delays in implementing or inability to achieve contemplated employee reduction, or (6) changes in laws, accounting, tax or regulatory practice or requirements.

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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                             KEYCORP
                                                        ------------
                                                        (Registrant)


Date: November 25, 1996                     /s/  Lee Irving
                                            ------------------------
                                            By:  Lee Irving
                                                 Executive Vice
                                                 President and Chief
                                                 Accounting Officer